Exhibit 99.4

DECEMBER 13, 2024



PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Valuation and Portfolio Update

FORWARD-LOOKING STATEMENTS

IMPORTANT DISCLOSURES - The information contained herein should be read in conjunction with, and is qualified by, the information in the Pacific Oak Strategic Opportunity REIT, Inc. ("Pacific Oak Strategic Opportunity REIT" or the "Company") Annual Report on Form 10-K for the year ended December 31, 2023 (the "Annual Report") filed with the Securities and Exchange Commission ("SEC") on April 1, 2024 (the "Annual Report") and the Company's subsequent Quarterly Reports on Form 10-Q through and including the Form 10-Q for the quarter ended September 30, 2024 (the "Quarterly Report") filed with the SEC on November 14, 2024, including the "Risk Factors" contained therein. For a full description of the limitations, methodologies and assumptions used to value the Company's assets and liabilities in connection with the calculation of the Company's estimated value per share, see the Company's Current Report on Form 8-K, filed with the SEC on December 13, 2024.

FORWARD LOOKING STATEMENTS - Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements.

The valuation methodology for certain of the Company's real estate investments assumes that its properties realize the projected cash flows and exit cap rates and that investors would be willing to invest in such properties at cap rates equal to the cap rates used in the valuation. Though the appraisals and valuation estimates used in calculating the estimated value per share are Kroll, LLC ("Kroll"), Colliers International Valuation & Advisory Services, LLC ("Colliers"), and HouseCanary, Inc. ("HouseCanary") best estimates as of September 30, 2024, and/or the Company's and Pacific Oak Capital Advisors LLC's ("the Advisor") best estimates as of December 10, 2024, the Company can give no assurance that these estimated values will be realized by the Company. These statements also depend on factors such as future economic, competitive and market conditions, the Company's ability to maintain occupancy levels and rental rates at its properties, and other risks identified in Part I, Item IA of the Company's Annual Report on form 10-K for the year ended December 31, 2023, and its subsequent quarterly reports. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated value per share.

2

VALUATION[1]

- Estimated share value of $5.72, using information as of September 30, 2024.

Net asset value; no enterprise (portfolio) premium or discount applied

Reflected the advisor incentive fees to the Company's Advisors for shareholder returns in excess of specified cumulative, non-compounded returns on invested capital[2].

- The Company followed the Institute for Portfolio Alternatives Valuation Guidelines, which included third-party valuations for all of its consolidated properties and one property owned via an unconsolidated entity, except as described below. The valuations represented appraisals for these properties, with the exception of the Company's residential home portfolio of 2,145 homes. The residential home portfolio was valued by HouseCanary. The appraisals were performed by Kroll, except for the undeveloped land which was appraised by Colliers.
- The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP).
- The Advisor valued two investments in an unconsolidated entities at $35.8 million or $0.36 per share[3], as well as the Company's other assets and liabilities.
- Non-controlling interest liability due to equity interests in certain consolidated entities was calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current values and the payoff of any related debt at its fair value, and then valuing the equity interests based on their contractual rights.

1. For more information, see the Company's Current Report on Form 8-K filed with the SEC on December 13, 2024.
2. The Company has a potential incentive fee payable to (i) Pacific Oak Capital Advisors as the Company's Advisor and (ii) Pacific Oak Residential Advisors as it relates to the operations or assets of the Company's subsidiary, Pacific Oak Residential Trust, Inc. ("PORT"). The potential incentive fee payable to Pacific Oak Capital Advisors is not reduced by the potential incentive fee payable to Pacific Oak Residential Advisors. The potential incentive fee payables to Pacific Oak Capital Advisors and Pacific Oak Residential Advisors were estimated to be $0 and $7.1 million, respectively, for the estimated share value announced on December 13, 2024. For further information on the advisory agreements with Pacific Oak Capital Advisors and Pacific Oak Residential Advisors, see the advisory agreements included as exhibits to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the SEC on November 14, 2024, and the Company's current report on Form 8-K filed on January 16, 2024.
3. The investment in unconsolidated entities which was valued by the Company's Advisor are Pacific Oak Opportunity Zone Fund I, LLC and Pacific Oak SOR 353 Sacramento Street, LLC.

3

VALUATION[1]

On December 10, 2024, the Company's Board approved an estimated share value of $5.72. The following summarizes the change in estimated share value from December 2023 to December 2024:

December 2023 estimated share value	**$ 8.03**	
Investments		
Real estate[2]	(0.79)	**(1.11)**
Investments in unconsolidated entities	(0.07)	
Leasing costs & capital expenditures	(0.25)	
Investments in real estate equity securities	0.07	
Investment Performance	***(1.04)***	
Operating cash flows[3]	(0.69)	
Foreign currency loss	(0.07)	
Property selling & financing costs[4]	(0.20)	
Mortgage debt	(0.10)	
Series B, C & D bonds	(0.18)	
Other changes	(0.03)	
Total Change	**(2.31)**	
December 2024 estimated share value	**$ 5.72**	

Consolidated per share breakdown	
Decreases in fair value and capex	
Strategic Opportunistic – Office	(0.70)
Leasing costs & capital expenditures – Office	(0.25)
Strategic Opportunistic – Hotel	(0.06)
Strategic Opportunistic – Multifamily	0.05
Total Decreases in fair value and capex	**(0.96)**
Impacts related to disposition	
Strategic Opportunistic - Land	(0.04)
Residential	(0.04)
Strategic Opportunistic - Multifamily	(0.11)
Total Impacts related to disposition	**(0.19)**
Non-controlling interest	**0.04**
Total	**(1.11)**

[1] Based on data as of September 30, 2024. For further information, see the Company's Current Report on Form 8-K filed with the SEC on December 13, 2024.
[2] Includes the related change in non-controlling interests in consolidated entities.
[3] Operating cash flow reflects modified funds from operations ("MFFO") attributable to common stockholders, adjusted for the Company's share of (i) deducts for capitalized interest expense, property taxes, and insurance and (ii) add backs for deferred financing cost amortization.
The Company computes MFFO in accordance with the definition included in the practice guideline issued by the Institute for Portfolio Alternatives ("IPA") in November 2010.
[4] Includes (i) selling and financing costs excluding sponsor fees of $0.19 per share and (ii) disposition fees to the sponsor of $0.01 per share.

4

PACIFIC OAK

STOCKHOLDER PERFORMANCE

The Company is providing this estimated value per share to assist broker-dealers, custodians, and other financial institutions that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. The Company can give no assurance that:

- A stockholder would be able to resell his or her shares at this estimated value per share;
- A stockholder would ultimately realize distributions per share equal to the Company's estimated value per share upon liquidation or sale of the Company;
- The Company's shares of common stock would trade at the estimated value per share on a national securities exchange;
- An independent third-party appraiser or other third-party valuation firm would agree with the Company's estimated value per share; or
- The methodology used to estimate the Company's value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Further, the estimated value per share announced on December 13, 2024 is based on the estimated value of the Company's assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2024.

5

PACIFIC OAK

PORTFOLIO UPDATE

Portfolio Estimated Value[1] $1,712,690,000
Portfolio Cost Basis[2] $1,677,972,000

Rentable Square Feet 8,003,028
Occupancy at 9/30/24[3] 82.8%

Leverage, net[4] 65%
Weighted-Avg. Interest Rate at 9/30/24[5] 6.88%

Investment Type	Dec. 2024 NAV Value[1]	% of Total[6]	Occupancy/ Hotel RevPAR 9/30/24[3]	Occupancy/ Hotel RevPAR 9/30/23[3]	Occupancy/ Hotel RevPAR 9/30/19[3]
Office	$1,038,520,000	49.6%	73.4%	74.5%	79.6%
Residential Homes & Apartments	$510,728,000	29.8%	94.3%	94.0%	94.9%
Land	$306,780,000	17.8%	N/A	N/A	N/A
Hotel	$33,600,000	1.8%	$106.05	$115.05	$124.49
Equity Securities	$17,325,000	1.0%	N/A	N/A	N/A
Total	$1,906,953,000				
Less: Minority Interests[6]	$(194,263,000)				
Total (Net of Minority Interests)	$1,712,690,000				

1 Represents the values for real estate, including the properties owned via joint ventures, as well as real estate equity securities as of September 30, 2024, as reflected in the December 2024 NAV. Values are adjusted for the Company's share of consolidated and unconsolidated entities. The total value would be $1,906,953,000 including the minority interests in consolidated and unconsolidated entities.
2 Represents cost basis, which is acquisition price (net of closing credits and excluding closing costs) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, for the real estate and equity securities in the portfolio as of September 30, 2024, adjusted for the Company's share of consolidated and unconsolidated entities.
3 Occupancy refers to leased occupancy, which includes leases signed but future commencing, for the consolidated and unconsolidated offices, residential homes, and apartments in the portfolio. Hotel RevPAR refers to revenue per available room, a commonly cited measure of operating performance in the hotel industry. The Hotel RevPAR referenced is actually for the year then ending because the hotels are seasonal such that a full year is a better indicator of performance than one quarter. Lastly, occupancy and Hotel RevPAR are referenced for the indicated periods in 2019 to provide a comparison of current operating performance vs. the period(s) prior to the COVID-19 pandemic.
4 Calculated as (i) consolidated debt net of cash, restricted cash, and real estate equity securities divided by (ii) consolidated real estate value, as reflected in the December 2024 NAV.
5 Represents the weighted-average interest rate on consolidated debt as of September 30, 2024.
6 Minority interests represent the share of consolidated and unconsolidated entities held by the Company's partners. The percentages presented are net of minority interests.

Investment Types
Based on December 2024 NAV Values[1]


49.6%
29.8%
17.8%
1.0%
1.8%
Office
Residential Homes & Apartments
Land
Hotel
Equity Securities

Geographic Allocation
Based on December 2024 NAV Values[1]


20.1%
14.9%
8.5%
5.2%
5.2%
4.1%
4.1%
1.8%
1.9%
25.7%
1.0%
7.5%
CA
NY
NV
GA
TX
MN
TN
NJ
LA
AZ
Other States
Equity Securities

6

PACIFIC OAK

STOCKHOLDER PERFORMANCE

Hypothetical Performance of First and Last Investors at $10.00 Offering Price

Value Breakdown for First Cash Investor
(at Escrow Break April 19, 2010)


$10.00
$12.41
$13.56
$15.12
$16.87
$17.54
$19.30
$20.46
$19.00
$20.55
$22.25
$18.00
$14.03
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$10.63
$9.68
$10.68
$10.50
$8.03
$5.72
$2.89
$5.44
$5.83
$5.31
$5.86
$7.56
$5.78
$4.12
$0.72
$1.47
$1.49
$1.49
$1.49
$1.67
$1.67
$1.67
$1.14
$1.32
$1.68
$2.06
$2.43
$2.48
$2.51
$2.52
$2.52
$2.52
$2.52
$2.52
Distributions $8.31
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23
Dec-24
Estimated Value Per Share
Cumulative Stock Distribution Value

Value Breakdown for Last Cash Investor
(at Offering Close Nov. 14, 2012)


$10.00
$11.71
$12.86
$14.42
$16.17
$16.84
$18.60
$19.76
$18.30
$19.85
$21.55
$17.30
$13.33
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$10.63
$9.68
$10.68
$10.50
$8.03
$5.72
$2.89
$5.44
$5.83
$5.31
$5.86
$7.56
$5.78
$4.12
$0.72
$1.47
$1.49
$1.49
$1.49
$1.67
$1.67
$1.67
$0.44
$0.62
$0.98
$1.36
$1.73
$1.78
$1.81
$1.82
$1.82
$1.82
$1.82
$1.82
Distributions $7.61
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23
Dec-24
Special Distributions (Cash Portion)
Cumulative Cash Distributions (Excluding Special Distributions)

Information is presented for a hypothetical first cash investor and a last cash investor who invested on April 19, 2010 and November 14, 2012, respectively. Information assumes all distributions are received in cash (except for the stock portion of special distributions) and there are no share redemptions. The "offering price" of $10.00 reflects the maximum per share purchase price in the primary initial public offering.

7

PACIFIC OAK



PORTFOLIO & MARKET UPDATES

PACIFIC OAK

110 William Debt & Equity Restructuring, and 640,000 SF Lease Signing, as Announced in July 2023

DEBT RESTRUCTURED, TO LOWER LEVERAGE AND INTEREST RATE, EXTEND THE MATURITY UP TO 5 YEARS, & PROVIDE FUTURE FUNDING

- Former mezzanine loan, which had a balance of $89.0 million and interest rate of 1-month SOFR + 9.50% as of June 30, 2023, was converted to a 22.5% preferred equity interest in the joint venture owning the property.
- Senior loans, which had a balance of $248.7 million and interest rate of 1-month SOFR + 4.00% as of June 30, 2023, had their maturity dates extended by up to 5 years. The new senior loans have a 3-year initial term and grant two 1-year extension options subject to meeting certain conditions. The new weighted-average interest rate is initially 1-month SOFR + 2.04% (such spread increasing up to 3.50% during the loan term and any extension period).
- Senior loans will provide up to $57 million of future funding, which it is currently funding.

EQUITY RESTRUCTURED, WITH THE COMPANY ACQUIRING THE INTEREST OF ITS FORMER PARTNER

- The Company acquired the former partner's 40% interest in the joint venture for (i) the purchase price of $1.00 and (ii) contingent consideration of 10% of the net cash received by the Company from distributions and/or from the sale of interests to a third-party after such time that the Company has achieved certain returns on its future contributions to the joint venture. Following the deal, the Company owns 100% of the common equity of the joint venture.
- The Company also committed to contribute capital of up to $105.0 million to the joint venture, in exchange for a 77.5% preferred equity interest in the joint venture, which capital shall be used toward the leasing and base building capital costs associated with the 640,000 SF new lease as well as interest and carrying cost shortfalls until rent payments begin on the 640,000 SF new lease. The Company has completed its funding obligation of $105.0 million.
- The Company's preferred equity interest will receive a disproportionately larger share of joint venture distributions until certain return thresholds are achieved, according to the joint venture's revised waterfall calculation.

9

PACIFIC OAK

110 William Update

640,000 SF LEASE SIGNED FOR 20 YEAR TERM WITH AA CREDIT-RATED TENANT (JUNE 2023), DEBT & EQUITY RESTRUCTURED (JULY 2023)

- Lease brings the building occupancy up to essentially 100%.
- Lease was the largest office lease signed, year-to-date, as of lease signing on June 27, 2023.
- Tenant to take occupancy gradually (in tranches of approximately 200,000 SF each), as tenant improvements are completed.

CONSTRUCTION IS ON SCHEDULE

- Tranche A is expected to be delivered in January 2025, Tranche B in February 2025, and Tranche C in July 2025 (marking "substantial completion of the work")
- Full occupancy of the space is expected in the second half of 2025, in line with the original schedule.


4th floor
4th floor
5th floor
5th floor
23rd floor
23rd floor



EQUITY COMMITMENT REMAINING: $13.3 million as of Sept. 30, 2024 and subsequently funded in full.

10

PACIFIC OAK



PARK HIGHLANDS LAND SALES

PACIFIC OAK

Park Highlands Land Sales[1]

The Company has all of the Park Highlands land under sales contract as of Sept. 30, 2024. In accordance with the sales contracts, specific land parcels closed on October 3, 2024 and December 3, 2024 and the remainder is currently expected to close in December 2026 and December 2027.


Northwest Village 1
Northeast Village 2
SOLD
SOLD
First takedown completed
December 3, 2024
Second and Third takedowns in
December 2026 and 2027
SOLD
SOLD
SOLD
Land Use Legend
Southwest
Village 3
Southeast
Village 4

1. The approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and subsequently amended; currently, according to the contract, closings are expected to occur in December 2026 and December 2027 and the buyer has waived its contingencies. The anticipated closing dates may be changed in certain circumstances.

12

PACIFIC OAK

Park Highlands Land Sales Under Contract[1]

The Company has all of the Park Highlands land under sales contract as of August 2024. The sales recently closed in October 2024 to DR Horton, and in December 2024 to KB Homes. Final contracted sales with KB Homes are scheduled for December 2026 and December 2027. These current and future sales generate proceeds of $141.3 million after selling costs & fees and the Israeli Series C bond paydown.

The sales would close out an incredibly profitable and timely investment by the Company, which had acquired the large acreage via joint venture deals in 2011 and 2013 at the depths of the housing bust and then subsequently bought out its joint venture partners. At the time of the partner buyouts in 2016, the Company's acquisition basis was just $68.4 million or $55K per estimated developable acre. [3]

Following is a history of the Park Highlands land sales, which are expected to total $492.3 million upon the final closing:

Parcels	Disposition Date	Acres	Sale Price [(3)]	Sale Price Per Acre [(3)]
Sales Closed:				
Park Highlands Village 3	May-17	101.62	17,415,876	171,382
Park Highlands Village 3 South	Feb-18	25.52	2,506,563	98,220
Park Highlands Village 4	Jul-18	82.97	19,268,850	232,239
Park Highlands West	Oct-18	15.27	3,500,000	229,208
Park Highlands Village 1 PH 1 & 2	Jun-21	192.74	54,079,093	280,581
Park Highlands Casino Site	Nov-22	66.86	52,086,511	779,038
Park Highlands Village 1 PH 3 First Closing	Feb-23	71.43	36,655,303	513,164
Park Highlands Village 1 PH 3 Second Closing	Oct-23	114.73	49,609,906	432,406
Park Highlands Village 1 PH 4	Oct-24	122.13	62,117,226	508,616
Park Highlands Village 2 First Closing [(1)]	Dec-24	184.66	91,055,227	493,084
Total - Sales Closed as of Dec. 5, 2024		**977.93**	**388,294,555**	**397,056**
Sales Under Contract:				
Park Highlands Village 2 Second Closing [(1)]	Dec-26	113.83	52,290,546	459,361
Park Highlands Village 2 Third Closing [(1)]	Dec-27	96.97	51,654,227	532,671
Total - Sales Under Contract		**210.81**	**103,944,773**	**493,084**
Total - Sales Closed & Under Contract		**1,188.74**	**492,239,328**	**414,085**

1. The approximately 395 developable acres (454 gross acres) is under a sale contract executed March 10, 2024 and subsequently amended; currently, according to the contract, closings are expected to occur in December 2026 and December 2027 and the buyer has waived its contingencies. The anticipated closing dates may be changed in certain circumstances.
2. Equals (i) the Company's share of the joint venture purchase prices plus (ii) the joint venture partner buyout prices. Excludes acquisition costs and fees, land development and carrying costs, and other costs incurred since acquisition.
3. Equals the sale price, net of seller concessions including those related to infrastructure costs which can vary significantly by land parcel. Excludes selling costs and fees, and Israeli Series C bond paydowns.

13

PACIFIC OAK



MARKET UPDATE

14

PACIFIC OAK

CAPITAL MARKETS UPDATE

US STOCK MARKET INDICES AS OF 9/30/24

Index	1 Year	Since 12/31/19 [(1)]
S&P 500	34.4%	78.4%
Dow	26.3%	48.3%
Russell 2000	24.9%	33.7%
NAREIT Equity Index	*29.5%*	*8.1%*
NAREIT Equity Office Index	*51.1%*	*-22.5%*

US TREASURY RATES RESET

Date	1 Year	10 Years	30 Years
Sept. 30, 2024	3.98	3.81	4.14
Sept. 30, 2023	5.47	4.57	4.71
Sept. 30, 2022	4.05	3.83	3.79
Sept. 30, 2021	0.09	1.52	2.08
Historical Avg. 2001-2007[(2)]	3.10	4.52	5.06

GREEN STREET CPPI[3]

Property Type	Index Value	Change in Commercial Property Values (Unlevered) Past 12 months	From Recent Peak
All Property	125.5	-3%	-19%
Core Sector	125.9	-3%	-21%
Apartment	152.3	2%	-20%
Industrial	213.7	-9%	-16%
Mall	85.3	5%	-13%
Office	*71.6*	*-8%*	*-37%*
Strip Retail	114.3	3%	-13%
Healthcare	123.6	-5%	-18%
Lodging	103.0	-4%	-9%
Manufactured Housing	278.5	-3%	-14%
Net Lease	94.3	-3%	-19%
Self-storage	246.8	-8%	-21%

Green Street CPPI History, Past Seven Years[(3)]



100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
9/17
9/18
9/19
9/20
9/21
9/22
9/23
9/24
Man Home
Indust
Self-Storage
Apartment
Lodging
Strip Retail
Net Lease
Health Care
Office
Mall

1. Selected for measuring returns against pre-COVID levels. Percentages are cumulative since 12/31/19, not annualized.
2. Selected, for comparison purposes, as a relatively recent, multi-year average prior to the low-rate environment which began with the Great Recession of 2008.
3. Green Street Advisors, Commercial Property Price Index (CPPI), October 4, 2024. Green Street's CPPI is a time series of unleveraged U.S. commercial property values that captures the prices at which commercial real estate transactions are currently being negotiated and contracted. Features that differentiate this index are its timeliness, its emphasis on high-quality properties, and its ability to capture changes in the aggregate value of the commercial property sector.

15

PACIFIC OAK

OFFICE MARKET SEES CHALLENGES, FLIGHT TO QUALITY, AND…SIGNS OF RECOVERY??

Office market remains challenged, though conditions differ depending on market, location, asset quality, and other property-specific factors. Challenges include:

- Tenants continue to rethink their use of office space, as they navigate a "new normal" with hybrid work arrangements
- A "tenant market" in which tenants have the negotiating power to seek higher buildout allowances and rent concessions
- Cap and discount rates remain elevated, along with interest rates, at least relative to the low-rate environment from 2008 to 2022
- Office investors need (i) transactions to provide price discovery and (ii) improved clarity and confidence in the sector's outlook, financing conditions and the outcome of potential loan defaults.

Prime offices continue to outperform non-prime offices, a "flight to quality". The next tiers down would be expected to benefit as tenant demand trickles-down.[1]

- Prime office vacancy rate was 15.5% in Q3 2024[1]
- Prime office had 49 million sq. ft. of positive net absorption from Q1 2020 to Q1 2024 (170 million sq. ft. negative for non-prime) [1]
- Prime vs. non-prime rent premiums increased to 84% in Q1 2024 from 60% in Q2 2018 [1]

Signs of a possible recovery emerged in the market in Q3 2024; though the path and duration of a continued recovery, if any, would remain to be seen [2]

- Net absorption was positive in Q3 2024, totaling 4.3 million sq. ft., an increase of 2.4.1 million sq. ft. in Q2 2024. [2]
- Average size of leases for at least 10,000 sq ft. increased for the second consecutive quarter to 29,875 sq. ft. [2]
- Sublease availability fell to 4.1% of total inventory in Q3 2024, down from 4.6% a year ago [2]
- Average asking rent ticked up $0.25 year-over-year to $36.23 per sq. ft. in Q3 2024 [2]

1. Prime offices as defined by CBRE, which includes subjectivity and local relativity. CBRE defines prime offices as best in class in terms of design and offerings, with an emphasis on occupant productivity and well-being. They are typically newly constructed or extensively renovated and amenitized. They are well-located in desirable areas and often near public transport or major thoroughfares to support shorter commutes, at least in urban settings. The CBRE Research and CBRE Economic Advisors dataset of highly desired prime office buildings represent approximately 8% of total U.S. office space by square footage and 2% by building count. Source: CBRE Research report titled "U.S. Office Market Recovery Continues", published in October 2024.
2. CBRE report titled "U.S. Office Market Recovery Continues", published for Q3 2024.

16

RECOVERY IN INTEREST RATES WILL DRIVE LENDERS BACK

Forward Curve: 1-Month SOFR, 5Y Treasury, 10Y Treasury



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
Dec-24 May-25 Oct-25 Mar-26 Aug-26 Jan-27 Jun-27 Nov-27 Apr-28 Sep-28 Feb-29 Jul-29 Dec-29 May-30 Oct-30 Mar-31 Aug-31 Jan-32 Jun-32 Nov-32 Apr-33 Sep-33 Feb-34 Jul-34
1-Month SOFR
5Y Treasury
10Y Treasury

	SOFR	5Y Tsy	10Y Tsy
Dec-24	4.53%	4.02%	4.17%
Jun-25	4.03%	4.02%	4.19%
Dec-25	3.75%	4.04%	4.23%
Jun-26	3.68%	4.06%	4.27%
Dec-26	3.63%	4.09%	4.31%
Jun-27	3.61%	4.12%	4.36%
Dec-27	3.56%	4.16%	4.40%
Jun-28	3.55%	4.20%	4.44%
Dec-28	3.55%	4.23%	4.48%
Jun-29	3.55%	4.27%	4.52%
Dec-29	3.58%	4.31%	4.56%
Jun-30	3.59%	4.36%	4.59%
Dec-30	3.61%	4.42%	4.62%

Source: Bloomberg, Newmark Research
Note: CMBS, Corporate and REIT bond data lagged one trading day

Benchmark Rates						Change in Basis Points			
	Current	1D Ago	1M Ago	3M Ago	1Y Ago	1D	1M	3M	1Y
1 Mo Term SOFR	4.45%	4.48%	4.61%	5.10%	5.36%	-0	-16	-65	-91
Fed Funds Rate (Mid)	4.63%	4.63%	4.63%	5.38%	5.38%	+0	+0	-75	-75
Treasury and Swap Yields									
2yr UST	4.12%	4.10%	4.34%	3.67%	4.71%	+2	-22	+46	-58
5yr UST	4.07%	4.04%	4.31%	3.49%	4.25%	+3	-25	+58	-18
10yr UST	4.19%	4.15%	4.43%	3.70%	4.23%	+4	-24	+49	-4
3yr SOFR Swap	3.81%	3.79%	4.02%	3.21%	4.14%	+2	-21	+60	-33
5yr SOFR Swap	3.72%	3.69%	3.94%	3.14%	3.91%	+3	-23	+57	-20

Secondary Market CMBS & REIT Bonds						Change in Basis Points			
	Current	1D Ago	1M Ago	3M Ago	1Y Ago	1D	1M	3M	1Y
Bond Sprd to Treasury									
5yr AAA CMBS	84	84	85	98	134	+0	-1	-14	-50
10yr AAA CMBS	67	67	71	79	107	+0	-4	-12	-40
5yr BBB CMBS	519	519	632	561	933	+0	-113	-42	-414
10yr BBB CMBS	453	453	473	527	850	+0	-20	-74	-397
REIT Unsecured Spreads	83	83	82	108	142	+0	+1	-25	-59
REIT Unsec. Bond Yields	5.01%	5.05%	5.26%	4.81%	5.85%	-4	-25	+21	-84

Benchmark Rates						Change in Basis Points			
	Current	1D Ago	1M Ago	3M Ago	1Y Ago	1D	1M	3M	1Y
1 Mo Term SOFR	4.45%	4.48%	4.61%	5.10%	5.36%	-0	-16	-65	-91
Fed Funds Rate (Mid)	4.63%	4.63%	4.63%	5.38%	5.38%	+0	+0	-75	-75
Treasury and Swap Yields									
2yr UST	4.12%	4.10%	4.34%	3.67%	4.71%	+2	-22	+46	-58
5yr UST	4.07%	4.04%	4.31%	3.49%	4.25%	+3	-25	+58	-18
10yr UST	4.19%	4.15%	4.43%	3.70%	4.23%	+4	-24	+49	-4
3yr SOFR Swap	3.81%	3.79%	4.02%	3.21%	4.14%	+2	-21	+60	-33
5yr SOFR Swap	3.72%	3.69%	3.94%	3.14%	3.91%	+3	-23	+57	-20

Secondary Market CMBS & REIT Bonds						Change in Basis Points			
	Current	1D Ago	1M Ago	3M Ago	1Y Ago	1D	1M	3M	1Y
Bond Sprd to Treasury									
5yr AAA CMBS	84	84	85	98	134	+0	-1	-14	-50
10yr AAA CMBS	67	67	71	79	107	+0	-4	-12	-40
5yr BBB CMBS	519	519	632	561	933	+0	-113	-42	-414
10yr BBB CMBS	453	453	473	527	850	+0	-20	-74	-397
REIT Unsecured Spreads	83	83	82	108	142	+0	+1	-25	-59
REIT Unsec. Bond Yields	5.01%	5.05%	5.26%	4.81%	5.85%	-4	-25	+21	-84

Secondary Market Corporate Bonds						Change in Basis Points			
	Current	1D Ago	1M Ago	3M Ago	1Y Ago	1D	1M	3M	1Y
Bond Sprd to Treasury									
5yr AAA	32	30	31	41	39	+2	+1	-9	-7
10yr AAA	45	44	36	61	71	+1	+6	-16	-26
5yr BBB	82	81	79	106	123	+1	+3	-24	-41
10yr BBB	114	114	110	141	159	+0	+4	-27	-45
HY Corp Bond Spreads	267	266	261	336	379	+1	+6	-69	-112
HY Corp Bond Yld	7.28%	7.30%	7.45%	7.50%	8.40%	-2	-17	-22	-118

Equity Indices & Commodities						Percent Change			
	Current	1D Ago	1M Ago	3M Ago	1Y Ago	1D	1M	3M	1Y
Dow Jones	44,618	44,943	43,911	40,830	36,405	-0.1%	+1.6%	+9.3%	+22.6%
S&P 500	6,067	6,090	5,984	5,471	4,622	-0.4%	+1.4%	+10.9%	+31.2%
MSCI US REIT	1,385	1,384	1,371	1,379	1,182	+0.0%	+1.0%	+0.4%	+17.1%
iShares CMBS ETF	47.81	47.85	47.24	48.65	45.82	-0.1%	+1.2%	-1.7%	+4.3%
WTI Crude	68.68	67.20	68.12	68.71	71.32	+2.2%	+0.8%	-0.1%	-3.7%
Gold	2,670	2,639	2,608	2,509	1,978	+1.2%	+2.4%	+6.4%	+35.0%
Bitcoin	98,104	100,565	88,320	57,071	41,182	-2.4%	+11.1%	+72.0%	+138.2%
NASDAQ: NMRK	15.31	15.77	15.44	14.26	8.74	-2.9%	-0.9%	+7.3%	+75.1%

- Short-term rates dropped from about 5.3% to 4.53% while the 10-Year Treasury dropped from 4.57 to 4.17% between September 30, 2023 and December 2024

SOURCE: Bloomberg
17



OPPORTUNITIES
& GOALS

Largest Value-Add Opportunities Right Now

110 WILLIAM RESTRUCTURING & BUILD-OUT FOR NEW 640,000 SF TENANT

- Company committed to contribute capital of up to $105.0 million to the restructured joint venture owning 110 William, of which $13.3 million remains as of September 30, 2024
- Company expects to generate a mid-teens to high-teens IRR on its capital contributions[1]
- Company anticipates the joint venture could explore a property sale, which could generate significant liquidity for the Company, once the property is stabilized and the pricing and timing in the property sales market is appropriate[(1)]

COMPANY'S CONSOLIDATED OFFICES HAVE THE OPPORTUNITY TO GROW OCCUPANCY & NET OPERATING INCOME[2]

- Consolidated offices represent 34.3% of the consolidated real estate value
- Consolidated offices have an occupancy of only 66.1% as of September 30, 2024
- Company will continue to explore strategies to grow occupancy and add value at each office, as well as optimize the office portfolio

COMPANY'S RESIDENTIAL RENTAL HOME PLATFORM

- Company's Advisor believes the SFR sector is still in an early stage, could potentially turn into the "new multifamily" sector, and continues to offer an attractive total return.
- Company's investment target is moderately priced homes in less competitive sub-markets to be leased to middle-income tenants who are renters-by-necessity. This is expected to result in less competition and lower tenant turnover.
- Company has a Sub-Advisor who has pursued this same strategy and continuously built out an operating platform as far back as 2013.

1. There is no guarantee that the Company's objectives will be met.
2. Pro forma analysis of only the consolidated offices, which excludes 110 William and 353 Sacramento, is considered meaningful and presented here because (i) 110 William leased occupancy is approximately 100% counting the 640,000 SF tenant whose lease is signed but future commencing and (ii) 353 Sacramento is currently expected to be lost to foreclosure at the loan's initial maturity on December 1, 2024.

19

2025 GOALS & OBJECTIVES[1]

SELL PROPERTIES TO INCREASE THE COMPANY'S LIQUIDITY

MAXIMIZE TOTAL RETURN ON THE PORTFOLIO

CONTINUE TO MONITOR MARKET CONDITIONS AND LOOK FOR MARKET IMPROVEMENTS WHICH COULD OFFER OPPORTUNITIES FOR THE COMPANY TO GENERATE THE LIQUIDITY THAT CAN BE PROVIDED TO STOCKHOLDERS WHO WANT IT



PACIFIC OAK

[1] There is no guarantee that the Company's objectives will be met.

20

21 PACIFIC OAK LOS ANGELES, CA PACIFIC OAK COSTA MESA, CA 3200 Park Center Drive, Suite 800 Costa Mesa, CA 92626 11766 Wilshire Blvd., Suite 1670 Los Angeles, CA 90025 1-866-PAC-OAK7 INFO@PACIFICOAKCAPITAL.COM PacificOakCapitalMarkets.com // Pacif icOakCapitalAdvisors.com THANK YOU!